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                                                                    EXHIBIT 10.3


                          AMENDMENT TO CREDIT AGREEMENT


         THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of May __, 1998, by and among U.S. RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (the "Borrower"), the BANKS listed on the signature pages hereof, and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as Agent.

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Banks have entered into that certain Revolving Credit Agreement, as of January 9, 1998 (the "Credit Agreement"); and

         WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Credit Agreement.

         2. Guarantee. The following clause (f) is hereby added to the end of the first sentence of Section 10.1 of the Credit Agreement: "and (f) Indebtedness in connection with the delivery of the Guarantee, dated as of May __, 1998, by the Borrower in favor of U.S. Restaurant Lending Group I, L.P. and MLQ Investors, L.P. (the "Mortgage Guarantee"), in the maximum amount of $20,000,000.00".

         3. Nonrecourse Debt. Clause (y) of the definition of "Nonrecourse Debt" is hereby deleted and the following substituted in its place: "the property of any Subsidiary securing such Indebtedness or the assets of any such Subsidiary, provided, however, that in such case, all of the assets of such Subsidiary shall be deemed to be subject to "Nonrecourse Debt", but is not recourse to the Borrower, the General Partner or the Guarantor (provided that the Borrower, the General Partner and the Guarantor may pledge, on a nonrecourse basis, their interests in any such Subsidiary, in which event the assets or such Subsidiary shall be deemed to be subject to "Nonrecourse Debt")."

AMENDMENT TO CREDIT AGREEMENT - Page 1

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         4. Miscellaneous. For the avoidance of doubt, the Borrower hereby confirms that the Closing Date was January 9, 1998, and the Initial Funding Date was January 9, l998. In addition, all reference in the Credit Agreement to the "Maturity Date" shall be deemed to refer to the Revolving Credit Termination Date, and that clause (i) of the definition of Revolving Credit Termination Date shall be deemed to refer to January 9, 2001.

         5. Effective Date. This Amendment shall become effective upon receipt by the Agent of counterparts hereof signed by the Borrower (the date of such receipt being deemed the "Effective Date")

         6. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

         7. Governing Law. This Amendment shall be governed by, construed in accordance with, the law of the State of New York.

         8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         9. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

         10. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Borrower:                           U.S. RESTAURANT PROPERTIES OPERATING L.P.

                                    By:      USRP Managing, Inc.
                                             its general partner

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

AMENDMENT TO CREDIT AGREEMENT - Page 2

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Bank/Agent:                                  UNION BANK OF SWITZERLAND,
                                             NEW YORK BRANCH as a Bank and as
                                               Agent

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------



Banks:                                       GUARANTY FEDERAL BANK, F.S.B.

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------



                                             COMPASS BANK


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


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